UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 4, 2013

Date of Report (Date of earliest event reported)

_____________________________

HII Technologies, Inc.

___________________________________________________________________________________________

(Exact name of registrant as specified in its charter)

Delaware

                     0-30291

            03-0453686

___________________________________________________________________________________________

         (State or other jurisdiction                               (Commission

(IRS Employer

              of incorporation)                                       File Number)

  Identification No.)

                           710 N. Post Oak Road, Suite 400, Houston, Texas

 77024

___________________________________________________________________________________________

(Address of principal executive offices)                                      (Zip Code)

Registrant’s telephone number, including area code:  (713) 821-3157

_____________________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01

Regulation FD Disclosure.

The attached investor presentation contains financial and other data that members of management will present at the 6th Annual LD Micro conference on December 4, 2013. This investor presentation is available in the Investor Relations section of HIIT's web site at www.hiitinc.com. A copy of the investor presentation is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this Current Report on Form 8-K is being furnished under Item 7.01 and shall not deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

This Form 8-K, including the investor presentation, contains "forward-looking statements" within the meaning of the safe harbor provisions of the federal securities laws. These statements are based on HIIT’s expectations and involve risks and uncertainties that could cause our actual results to differ materially from those set forth in the statements. These risks are discussed in HIIT’s filings with the Securities and Exchange Commission (the "SEC"), including an extensive discussion of these risks in HIIT’s Annual Report on Form 10-K for the year ended December 31, 2012. Such forward-looking statements speak only as of the date they are made, and HIIT undertakes no obligation to update or revise any forward-looking statement. If HIIT does update any forward-looking statement, no inference should be drawn that it will make additional updates with respect to that statement or any other forward-looking statements.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits.

99.1

Investor Presentation

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HII TECHNOLOGIES, INC.

(Registrant)

Date:  December 4, 2013

By:

/s/ Matthew C. Flemming

Matthew C. Flemming, President

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